UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 1, 2000
                                                         -----------------


                            APPLIED BIOMETRICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          MINNESOTA                       0-22146                41-1508112
(State or other jurisdiction of         (Commission)          (I.R.S. Employer
        Incorporation)                  File Number)         Identification No.)


501 EAST HIGHWAY 13, SUITE 108, BURNSVILLE, MINNESOTA                   55337
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                             (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (952) 890-1123

ITEM 5.  OTHER EVENTS

         On September 1, 2000, Applied Biometrics, Inc. announced that its Board of Directors had engaged Manchester Companies, Inc., a Minneapolis-based advisory and investment banking firm, to sell the remaining corporate assets and to perform the final termination of its operations. Attached to this report as
Exhibit 99.1 and incorporated in this item by reference is a copy of the Company's press release, dated September 6, 2000, regarding this decision.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            APPLIED BIOMETRICS, INC.


Dated:  September 8, 2000                   /s/ Camille M. Meyer
                                            -----------------------------------
                                            Camille M. Meyer
                                            Vice-President, Finance and
                                            Chief Financial Officer

APPLIED BIOMETRICS, INC.
INDEX TO EXHIBITS
--------------------------------------------------------------------------------

99.1     Press Release dated September 6, 2000 (filed herewith electronically).